Exhibit 99.2 Corporate Presentation May 2026

Cautionary note regarding forward-looking statements This presentation contains forward-looking statements. These statements may be identified by the use of words such as, but not limited to, “anticipate,” “believe,” “become,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “on track,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or other similar terms or expressions that concern our expectations, plans and intentions. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations, and assumptions. Forward-looking statements include, without limitation, statements regarding: preclinical development, clinical development, and anticipated commercialization of Viridian’s product candidates veligrotug, elegrobart, VRDN-006, and VRDN-008, including Viridian's view that the THRIVE and THRIVE-2 data provides support for ongoing elegrobart development; anticipated start dates of studies; anticipated data results and timing of their disclosure, including the anticipated VRDN-008 healthy volunteer clinical data; plans to communicate development plans for our product candidates; Viridian’s expectations regarding the anticipated timing or likelihood of regulatory submissions and approvals, including the anticipated approval of the BLA for veligrotug, BLA submission for elegrobart in Q1 2027, MAA submission for veligrotug, and IND submission for an anti-TSHR product candidate in Q4 2026; that Viridian plans to submit a BLA for elegrobart with both dosing regimens; that a treatment course of elegrobart could be a few as three doses, if approved; the impact of Priority Review, including the potential commercial launch of veligrotug in mid-2026, if approved; clinical trial designs; the potential utility, efficacy, potency, safety, clinical benefits, clinical response, convenience and number of indications of veligrotug, elegrobart, VRDN-006, VRDN-008 and Viridian’s anti-TSHR product candidate; the potential benefits of elegrobart for patients, including its potential to transform the treatment of patients with TED; Viridian’s expectations with respect to the market size and position, including with respect to patient adoption, of its product candidates; Viridian’s view of the strength of the THRIVE durability data and veligrotug’s robust clinical profile; Viridian’s expectations regarding the potential commercialization of veligrotug and elegrobart, if approved, including plans to launch elegrobart with a low-volume autoinjector; the potential for elegrobart to be first subcutaneous autoinjector in TED; Viridian’s ability to receive milestone payments pursuant to the 2025 royalty agreement with DRI; the potential for veligrotug and elegrobart to transform the treatment for thyroid eye disease (TED); the potential for elegrobart to be a treatment-of-choice in TED; elegrobart’s potential to expand the market for products in TED, if approved; potential market sizes and market opportunities for Viridian’s product candidates, including Viridian’s belief that veligrotug is well-positioned to become a leading product in the TED market and its FcRn portfolio has the potential to capture significant market share in autoimmune indications; Viridian’s product candidates potentially being best-in-TED; Viridian’s anticipated pipeline expansion; Viridian’s ability to expand to autoimmune disease beyond TED; and Viridian’s expectations regarding its ability to fund its current business through break-even. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to: potential utility, efficacy, potency, safety, clinical benefits, clinical response, and convenience of Viridian’s product candidates; that results or data from completed or ongoing clinical trials may not be representative of the results of ongoing or future clinical trials; that preliminary data may not be representative of final data; the timing, progress, and plans for our ongoing or future research, preclinical and clinical development programs; changes to trial protocols for ongoing or new clinical trials; expectations and changes regarding the timing for regulatory filings; regulatory interactions; expectations and changes regarding the timing for enrollment and data; uncertainty and potential delays related to clinical drug development; the duration and impact of regulatory delays in our clinical programs; the timing of and our ability to obtain and maintain regulatory approvals for our therapeutic candidates; manufacturing risks; competition from other therapies or products; estimates of market size; other matters that could affect the sufficiency of existing cash, cash equivalents, and short- term investments to fund operations; our future operating results and financial performance; Viridian’s intellectual property position; the timing of preclinical and clinical trial activities and reporting results from the same; and those risks described from time to time under the caption “Risk Factors” in our filings with the Securities and Exchange Commission, including those described in our most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable, and supplemented from time to time by our Current Reports on Form 8-K. The forward-looking statements in this presentation represent our views as of the date of this presentation. Neither we, nor our affiliates, advisors, or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Trademarks used herein are the property of their respective owners. 2

Viridian aspires to be a leading autoimmune company… … starting with Best in TED In thyroid eye disease (TED), we aim to bring new treatment options to patients that address unmet needs and expand the number of treated patients 3 3

Viridian is building a portfolio to address patient needs in TED with veligrotug, elegrobart, and targeted pipeline expansion

Current TED Market

Primed for new entrants and growth

~$2B[1] *Annualized TED market*

- **Low penetration** with currently approved product
- **No subcutaneous option** available commercially
- Recent WW approvals are **expanding the global market**[2]
- **New-start market** dynamic
- **Limited competitive development landscape** with high bar set by IGF-1R inhibitors

Veligrotug

Launch-ready; granted Breakthrough Therapy Designation and Priority Review

- **PDUFA target: June 30, 2026**
- **Robust and consistent clinical responses** in active and chronic TED[3,4]
- **Rapid onset** of treatment effect[3,4]
- **First statistically significant demonstration of diplopia resolution** and response in a global chronic TED phase 3 study[4]
- Generally **well-tolerated**[3,4]
- **12-week treatment course**

Elegrobart

Potential to be first subcutaneous autoinjector in TED

- **Transformative convenience** of at-home autoinjector every 4 or 8 weeks[5]
- Potential to greatly **expand TED market,** if approved
- **Met primary endpoint with high statistical significance in REVEAL-1 and REVEAL-2,** pivotal phase 3 clinical trials in active and chronic TED[6]
- Generally **well-tolerated**[6]
- **BLA submission** anticipated in Q1 2027

TSHR Inhibitor & Pipeline

Innovate for the future of TED

- TSHR product candidate designed to be **best-in-class**: **half-life extended** to support **extended** dosing intervals in an autoinjector
- Potential in **TED and Graves' disease**
- **Anticipated IND Q4 2026**
- **Evaluating novel treatments** for the future of TED

Veligrotug and elegrobart are investigational products that have not been approved by any regulatory authority; the safety and efficacy have not been established.

Source: [1] Annualized TEPEZZA sales based on Amgen Q1 2026 Earnings, [2] Amgen Press Release "AMGEN REPORTS FIRST QUARTER 2026 FINANCIAL RESULTS," [3] Viridian THRIVE data on file, [4] Viridian THRIVE-2 data on file, [5] Planned product profile with commercial autoinjector format, [6] Viridian REVEAL-1 and REVEAL-2 data on file (studies conducted with vial & syringe). BLA = Biologics License Application, IGF-1R = insulin-like growth factor-1 receptor, IND = Investigational New Drug application, TED = thyroid eye disease, TSHR = thyroid stimulating hormone receptor, WW = worldwide.

4

VIRIDIAN

Viridian has a proven track record of execution Granted 2 >1200 TED veligrotug regulatory BLA submitted designations in patients enrolled in during the U.S. Viridian clinical 2025: 1200 2 1 government trials since January Breakthrough shutdown 2024 Therapy and Priority Review Secured access to 4 positive phase 3 Advanced FcRn up to $685M in non- TED pivotal trials portfolio: 2 INDs dilutive capital in between veligrotug $685 2 4 submitted in two 2025 between Kissei and elegrobart years Japan license and DRI royalty deals 5 Source: Viridian press releases and internal data on file. BLA = Biologics License Application, FcRn = neonatal Fc receptor, IND = Investigational New Drug application, TED = thyroid eye disease.

Strong progress across TED and FcRn inhibitor portfolios DISCOVERY PRECLINICAL PHASE 1 PHASE 2 PHASE 3 Anticipated Milestones PDUFA target date Veligrotug June 30, 2026 Anti-IGF-1R; Intravenous Thyroid Eye BLA submission Elegrobart Disease Q1 2027 Anti-IGF-1R; Subcutaneous Portfolio Anti-TSHR IND Q4 2026 Potential in TED and Graves’ disease Subcutaneous VRDN-006 Communicate dev FcRn-targeting plan in 2026 FcRn- Fc fragment Targeting Autoimmune Portfolio VRDN-008 HV data Bispecific, extended 2H 2026 half-life FcRn inhibitor 6 BLA = Biologics License Application, Fc = fragment crystallizable, FcRn = neonatal Fc receptor, HV = healthy volunteer, IGF-1R = insulin-like growth factor-1 receptor, IND = Investigational New Drug application, PDUFA = Prescription Drug User Fee Act, TED = thyroid eye disease, TSHR = thyroid-stimulating hormone receptor.

Veligrotug PDUFA target date of June 30th and multiple additional anticipated value-creating catalysts portfolio-wide in 2026

2026 | **2027**

Veligrotug
Intravenous
- MAA Submission Jan 2026
- PDUFA target date June 30, 2026

Elegrobart
Subcutaneous
- REVEAL-1 Topline Q1 2026
- REVEAL-2 Topline Q2 2026
- BLA Submission Q1 2027

Anti-TSHR
Subcutaneous
- IND Q4 2026

FcRn inhibitor portfolio
Subcutaneous
- VRDN-008 HV Data: 2H 2026

Strong balance sheet: $762M cash as of Mar 31, 2026; cash, anticipated near-term DRI milestone ($75M on veli U.S. approval), and future revenues, if both veligrotug and elegrobart are approved, are expected to fund Viridian's current business plans through profitability

BLA = Biologics License Application, FcRn = neonatal Fc receptor, HV = healthy volunteer, IND = Investigational New Drug application, IV = intravenous, MAA = Marketing Authorization Application, PDUFA = Prescription Drug User Fee Act, TED = thyroid eye disease, TSHR = thyroid-stimulating hormone receptor.

7

Viridian is building towards a leadership position in TED, enabling our expansion to other autoimmune diseases Revenue Funded Growth Autoimmune Thyroid 5 Yrs Commercial Company New Pipeline TED INDs and POCs* 2 Yrs FcRn Expansion* TSHR POC* IGF-1R FcRn POC* Ele Launch** TSHR IND* Veli Launch** Ele Topline 2026 Continue to Advance and Expand Pipeline * Planned; ** If approved. 8 Ele = Elegrobart, FcRn = neonatal Fc receptor, IGF-1R = insulin-like growth factor-1 receptor, IND = Investigational New Drug application, POC = proof of concept, TED = thyroid eye disease, TSHR = thyroid stimulating hormone receptor, Veli = Veligrotug.

Veligrotug Intravenous anti–IGF-1R 9

TED is an autoimmune condition characterized by inflammation, growth, and damage to tissues around and behind the eyes

Autoantibodies trigger **IGF-1R/TSHR** pathway[1]

Heterogeneous **autoimmune disease** with clinical signs and symptoms that can vary or modulate following onset, in some cases for **the rest of a patient's life**[2,3]

Main signs include **proptosis** (eye bulging), redness, swelling, **diplopia** (double vision), and lid retraction[2,3]

Severe cases can cause **sight-threatening optic nerve compression**[4]

An estimated **190K people in the US** alone have moderate to severe TED[5]


Normal Eye Anatomy
Thyroid Eye Disease (TED)
Bulging Eyes
Optic Nerve
Enlargement of extraocular muscles

People living with TED experience proptosis, redness, swelling, diplopia, and lid retraction



Sources: [1] George A et al. *Front Endocrinol (Lausanne)*. 2021;11:629925., [2] Smith TJ et al. *NEJM*. 2016;375(16):1552–1565., [3] Bahn RS. *NEJM*. 2010; 362(8): 726–738., [4] Bartley GB et al. Am J Ophthalmol 1996;121(3):284–290., [5] Viridian-sponsored market research, includes active and chronic TED.
TED patient images are from Bahn RS. *NEJM*. 2010; 362(8): 726–738. Copyright © (2010) Massachusetts Medical Society. Reprinted with permission from Massachusetts Medical Society.
IGF-1R = insulin-like growth factor-1 receptor, TED = thyroid eye disease, TSHR = thyroid stimulating hormone receptor.

10

VIRIDIAN

Veligrotug PDUFA target date of June 30, 2026 Veligrotug in Active TED Veligrotug in Chronic TED ü THRIVE met its primary and all secondary ü THRIVE-2 met its primary and all secondary endpoints endpoints ü Demonstrated a rapid onset of treatment effect ü Demonstrated a rapid onset of treatment effect in in as few as 3 weeks as few as 3 weeks ü Generally well-tolerated, with a low rate of ü Generally well-tolerated, with a low rate of hearing hearing impairment impairment ü Strong durability of proptosis response: 70% of ü First pivotal phase 3 clinical trial to show topline proptosis responders maintained statistically significant diplopia response & response at week 52 resolution in chronic TED Detailed data can be found in appendix starting on slide 48 Detailed data can be found in appendix starting on slide 58 Veligrotug BLA is under Priority Review and was granted Breakthrough Therapy Designation by the FDA Veligrotug is an investigational product that has not been approved by any regulatory authority; the safety and efficacy have not been established. 11 Source: Viridian THRIVE & THRIVE-2 data on file. BLA = Biologics License Application, FDA = U.S. Food and Drug Administration, PDUFA = Prescription Drug User Fee Act, TED = thyroid eye disease.

Veligrotug's robust clinical profile expected to drive rapid commercial adoption in TED, if approved

Large & Growing Market

~$2B single-product market in U.S.[1]

- Teprotumumab launch as first entrant: $166M net sales in first full quarter of launch (2Q 2020), and $820M in launch year[2]
- Over 25k patients treated to date among estimated US prevalence of ~190K moderate to severe TED[3,4,5]

New-start market dynamic enables potential rapid uptake for new entrant

Strong patient demand for new options

- >1,200 TED patients enrolled in Viridian clinical trials since January 2024[6]

Focused Footprint

Narrow and well-defined call point supports small, efficient sales force

- Estimated ~2,000 core prescribers in the U.S.[7]
- Teprotumumab launched with field force of <100 sales reps[8]

Established market price and reimbursement pathway

- Current WAC price for teprotumumab: ~$525K per complete treatment course in the U.S.[9]

Established strong & deep KOL relationships

- Investigators have experience with veligrotug, one of the largest TED clinical programs to date

Sources: [1] Annualized teprotumumab sales based on Amgen Q1 2026 earnings, [2] Horizon 2Q 2020 and full-year 2020 earnings, [3] TEPEZZA® (teprotumumab-trbw) Patient Website, [4] Viridian-sponsored market research, includes active and chronic TED, [5] Amgen Q4 2025 earnings, [6] Viridian data on file, [7] Viridian internal claims analysis on file, [8] FiercePharma, "Horizon bulks up sales force ahead of $750M inflammatory eye drug launch," published: June 25, 2019, [9] Internal estimate, based on 80 kg patient.
KOL = key opinion leader, TED = thyroid eye disease, Tepro = teprotumumab, WAC = wholesale acquisition cost.

12

VIRIDIAN

Launch-ready for June 30 PDUFA target action date under Priority Review

Veligrotug is well positioned to be Viridian's first commercial launch in TED

Diplopia Resolution & Response: Significant impact on diplopia in chronic TED

Rapid Onset: Significant proptosis response demonstrated in as few as 3 weeks

Generally Well Tolerated: Consistent profile across studies; low rate of hearing impairment AEs

Reduced Treatment Burden: ~70% shorter infusion time and shorter course of therapy[1]

Veligrotug received Breakthrough Therapy Designation (BTD) and Priority Review from FDA

Launch-ready with experienced team

Medical Affairs

Full team engaging in scientific exchange

Field Sales

Fully hired; in field



Patient Services

Actively engaging offices and infusion centers in introductory conversations

Market Access

Payer engagements ongoing with positive feedback on veli value

Viridian go-to-market approach is grounded in comprehensive understanding of the TED market

Veligrotug is an investigational product that has not been approved by any regulatory authority; the safety and efficacy have not been established.

Sources: [1] Compared with current available anti-IGF-1R treatment option. AE = adverse event, BLA = Biologic License Application, FDA = U.S. Food and Drug Administration, HCP = Health Care Professional, IV = intravenous, PDUFA = Prescription Drug User Fee Act, TED = thyroid eye disease.

VIRIDIAN

13

Elegrobart (VRDN-003) Subcutaneous half-life extended anti–IGF-1R 14

Positive topline results from REVEAL-1 & REVEAL-2 pivotal trials in active and chronic TED for elegrobart

REVEAL-1
ACTIVE TED

- ✓ Achieved primary endpoint with high statistical significance
- ✓ Clinically meaningful outcomes on multiple secondary endpoints, across both Q4W and Q8W treatment arms
- ✓ Rapid onset of treatment effect
- ✓ Generally well-tolerated with low rates of hearing impairment

REVEAL-2
CHRONIC TED

- ✓ Achieved primary endpoint with high statistical significance
- ✓ Statistically significant and IV-like proptosis benefit achieved in both Q4W and Q8W treatment arms
- ✓ Meaningful benefit on diplopia in Q4W treatment arm
- ✓ First and only subcutaneous treatment with positive data in a pivotal chronic TED clinical trial
- ✓ Generally well-tolerated with low rates of hearing impairment

Anticipated BLA submission in Q1 2027 for both Q4W and Q8W dosing regimens

Elegrobart is an investigational product that has not been approved by any regulatory authority; the safety and efficacy have not been established.

Source: Viridian REVEAL-1 & REVEAL-2 data on file.

BLA = Biologics License Application, IV = intravenous, Q4W = every 4 weeks, Q8W = every 8 weeks, TED = thyroid eye disease.

15

VIRIDIAN

Both veligrotug and elegrobart offer potential for significantly improved anti-IGF-1R dosing profiles Weeks 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 teprotumumab IV 60-90 min infusion Veligrotug IV 30-45 min infusion teprotumumab OBI Up to 30 min on-body infusion Elegrobart Q4W Dosed in seconds Elegrobart Q8W Dosed in seconds Comparison based on dosing or proposed dosing regimens only. No head-to-head studies have been conducted. Veligrotug and elegrobart are investigational products that have not been approved by any regulatory authority; the safety and efficacy have not been established. Source: Teprotumumab U.S. Prescribing Information; Amgen Teprotumumab OBI Topline Data Press Release on April 6, 2026; Jefferies VRDN equity research report on September 25, 2024 1 16 Planned product profile with commercial autoinjector format. IGF-1R = insulin-like growth factor-1 receptor, IV = intravenous, Q4W = every 4 weeks, Q8W = every 8 weeks. Wearable 1 Autoinjector Pen IV Infusions Pump

Elegrobart topline data & profile support its potential to transform TED treatment with BLA submission anticipated in Q1 2027

Only SC program with positive data in both active and chronic TED pivotal clinical trials

Elegrobart's two pivotal trials met their primary and multiple secondary endpoints, and elegrobart was generally well-tolerated

Potential to be the first subcutaneous autoinjector in TED

Planned simple, one-step autoinjector with each dose delivered in just seconds

Full treatment course as few as 3 doses

Potential to be treatment-of-choice for TED patients

Compelling proptosis & diplopia benefit with the potential to be the most convenient treatment in TED

Uniquely positioned to expand the TED market

Anticipated to attract new patients, underserved by today's therapies, with a simple, convenient anti-IGF-1R, planned for at-home self-administration

Elegrobart is an investigational product that has not been approved by any regulatory authority; the safety and efficacy have not been established.

Source: Viridian REVEAL-1 & REVEAL-2 week 24 topline data on file (interim topline database lock).
BLA = Biologics License Application, IGF-1R = insulin-like growth factor-1 receptor, SC = subcutaneous, TED = thyroid eye disease.

17

VIRIDIAN

REVEAL-1 Topline Data in Active TED Potential first subcutaneous autoinjector for TED 18

REVEAL-1 in active TED patients met primary endpoint and elegrobart was generally well tolerated Achieved the primary endpoint with high statistical significance (p < 0.0001) – 54% of Q4W patients achieved a proptosis response versus 18% placebo at week 24 Achieved clinically meaningful outcomes on multiple secondary endpoints – 63% PRR in the Q8W arm versus 18% placebo at week 24 – 51% diplopia complete resolution in the Q4W arm versus 16% placebo, all at week 24 Rapid onset of treatment effect in as few as 4 weeks Generally well tolerated in both dose groups, with low rate of hearing impairment AEs through week 24 Elegrobart is an investigational product that has not been approved by any regulatory authority; the safety and efficacy have not been established. 19 Source: Viridian REVEAL-1 week 24 topline data on file (interim topline database lock). AE = adverse event, IGF-1R = insulin-like growth factor-1 receptor, PRR = proptosis responder rate, Q4W = every 4 weeks, Q8W = every 8 weeks, TED = thyroid eye disease.

REVEAL-1 is a phase 3 randomized, controlled, double-masked trial of elegrobart in active TED

Treatment Phase

(20 weeks treatment with primary endpoint at 24 weeks)

Treatment Arms
(1:1:1)



D1[1]
W4
W8
W12
W16
W20
Elegrobart Q4W[1]
Elegrobart Q8W[1, 2]
Placebo
Key:
Elegrobart 300 mg
Placebo

Key Inclusion Criteria

- CAS ≥3
- Onset of TED symptoms within 15 months
- Proptosis of ≥3 mm

W24

Primary Endpoint Analysis

Primary efficacy endpoint: Proptosis responder rate (PRR) in Q4W arm

Key secondary endpoints:

- Proptosis mean change from baseline
- Clinical Activity Score (CAS) reduction to 0 or 1
- Diplopia responder rate
- Diplopia complete resolution
- Q8W endpoints

Follow-up through W52

Additional efficacy & safety follow-up at:

- *Week 36*
- *Week 52*

[1] 600 mg loading dose given as two 300 mg injections; [2] Placebo injections administered at alternating study visits to maintain study masking across arms.
D = day, mm = millimeter, Q4W = every 4 weeks, Q8W = every 8 weeks, TED = thyroid eye disease, W = week.

20

VIRIDIAN

REVEAL-1 is the largest pivotal clinical trial conducted in active TED to date



Randomized Patients
(n = 132)
Elegrobart Q4W
(n = 44)
Elegrobart Q8W
(n = 44)
Placebo
(n = 44)
Discontinued
• 1 TEAE (Gr1 amylase / lipase elevation)
• 2 withdrawal of consent
• 2 lost to follow-up
• 2 failure to follow protocol
• 2 participant decision
Discontinued
• 2 withdrawal of consent
• 1 lost to follow-up
Discontinued
• 1 TEAE (Gr3 swollen tongue, Gr2 chest pain & Gr2 IRR)
Completed Randomized Treatment
(n = 35)
Completed Randomized Treatment
(n = 41)
Completed Randomized Treatment
(n = 43)

Source: Viridian REVEAL-1 week 24 topline data on file (interim topline database lock).
Q4W = every 4 weeks, Q8W = every 8 weeks. Gr = grade, TEAE = treatment-emergent adverse event, IRR = infusion related reaction.

21

VIRIDIAN

REVEAL-1 baseline characteristics were well-balanced between arms 7.8 Elegrobart Q4W Elegrobart Q8W Placebo (n = 44) (n = 44) (n = 44) Age in years, mean (SD) 52.6 (12.1) 48.1 (12.4) 48.5 (12.9) Participant Female sex, n (%) 35 (80%) 34 (77%) 35 (80%) Demographics White race, n (%) 36 (82%) 36 (82%) 35 (80%) Months since TED onset, mean (SD) 6.6 (4.4) 7.7 (4.3) 8.3 (5.2) Baseline proptosis by exophthalmometry (mm), mean (SD) 22.3 (2.6) 22.7 (3.3) 21.8 (2.5) Disease Baseline CAS, mean (SD) 4.3 (1.0) 4.2 (1.0) 4.0 (0.9) Characteristics Participants with diplopia, n (%) 28 (64%) 27 (61%) 31 (70%) 1 Diplopia (Gorman Score), mean (SD) 1.8 (0.8) 1.8 (0.8) 1.8 (0.7) Source: Viridian REVEAL-1 week 24 topline data on file (interim topline database lock). Note: all proptosis & CAS reported values and endpoints in the data analysis are based on study eye (defined as eye with greater proptosis at baseline). 1 22 Of patients with diplopia at baseline. CAS = clinical activity score, mm = millimeter, SD = standard deviation, TED = thyroid eye disease.

REVEAL-1 achieved high statistical significance on primary endpoint at 24 weeks

Endpoint	Dosing	Measure	Elegrobart (*n* = 44 per arm)	Placebo (*n* = 44)	p-value
Primary Endpoint	Q4W	**FDA:** Proptosis responder rate (exophthalmometry)[1]	54%	18%	*p* < 0.0001*
		EMA: Overall responder rate (ORR)[2]	51%	16%	*p* = 0.0001*
Key Secondary Endpoints	Q4W	Proptosis mean change from baseline (exophthalmometry)	-2.33 mm	-0.81 mm	*p* < 0.0001*
		Clinical activity score (CAS) reduction to 0 or 1	57%	50%	*p* = 0.24
		Diplopia responder rate[3]	71%	32%	*p* = 0.0009
		Diplopia complete resolution[4]	51%	16%	*p* = 0.0013
	Q8W	Proptosis responder rate (exophthalmometry)[1]	63%	18%	*p* < 0.0001
		EMA: Overall responder rate (ORR)[2]	58%	16%	*p* < 0.0001
		Proptosis mean change from baseline (exophthalmometry)	-2.50 mm	-0.81 mm	*p* < 0.0001
		Clinical activity score (CAS) reduction to 0 or 1	69%	50%	*p* = 0.03
		Diplopia responder rate[3]	54%	32%	*p* = 0.05
		Diplopia complete resolution[4]	28%	16%	*p* = 0.14
Other Secondary Endpoints	Q4W	Proptosis responder rate[1] (MRI)	50%	2%	*p* < 0.0001
		Proptosis mean change from baseline (MRI)	-2.04 mm	-0.22 mm	*p* < 0.0001
	Q8W	Proptosis responder rate[1] (MRI)	36%	2%	*p* < 0.0001
		Proptosis mean change from baseline (MRI)	-1.99 mm	-0.22 mm	*p* < 0.0001

Source: Viridian REVEAL-1 week 24 topline data on file (interim topline database lock).

* Statistically significant. Key secondary endpoints below Q4W "CAS Reduction to 0 or 1" in the prespecified testing hierarchy and other secondary endpoints are nominally significant if below the statistically significant threshold of 0.025.

[1] Participants with ≥2 mm reduction in proptosis from baseline in study eye, without deterioration in fellow eye (≥2 mm increase), [2] Participants with both proptosis and CAS response; CAS response defined as ≥2-point reduction in CAS from baseline in study eye, without deterioration in fellow eye (≥2-point increase), [3] Participants with reduction of ≥1 on Gorman Score at week 24, among patients with diplopia at baseline, [4] Participants with baseline diplopia (Gorman Score >0) and a score of 0 at week 24. CAS = clinical activity score, mm = millimeter, MRI = magnetic resonance imaging, Q4W = every 4 weeks, Q8W = every 8 weeks.

VIRIDIAN

23

Significant proptosis responder rate as early as 4 weeks after just one dose and across all time points in both arms Proptosis Responder Rate – Q4W Proptosis Responder Rate – Q8W Primary 100 100 endpoint: p < 0.0001 80 80 63% 63% 62% 61% 57% 54% 60 60 45% 43% 43% 37% 31% 30% 40 40 21% 21% 18% 18% 14% 14% 20 20 10% 10% 10% 10% 8% 8% 0 0 Baseline Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Baseline Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Analysis Visits Analysis Visits Placebo Elegrobart Q4W Placebo Elegrobart Q8W Rapid onset of treatment effect: proptosis response in patients receiving elegrobart was observed as early as week 4, after just one dose Source: Viridian REVEAL-1 week 24 topline data on file (interim topline database lock). Primary endpoint was statistically significant. PRR at time points prior to week 24 were prespecified exploratory endpoints. Results at all time points and 24 across both treatment arms prior to week 24 were nominally significant (p < 0.025). PRR = proptosis responder rate, Q4W = every 4 weeks, Q8W = every 8 weeks. Proptosis Responder Rate (%) Proptosis Responder Rate (%)

Significant proptosis mean change from baseline at all time points across both treatment arms, including at week 4 Mean Change from Baseline – Q4W Mean Change from Baseline – Q8W Key secondary -0.21 -0.21 -0.30 -0.30 0 0 endpoint: -0.49 -0.49 p < 0.0001 -0.52 -0.52 -0.81 -0.81 -0.81 -0.81 -1 -1 -1.07 -1.16 -1.37 -2 -1.65 -2 -1.66 -1.76 -2.10 -2.24 -2.30 -2.33 -2.41 -2.50 -3 -3 Baseline Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Baseline Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Analysis Visits Analysis Visits Placebo Elegrobart Q4W Placebo Elegrobart Q8W Source: Viridian REVEAL-1 week 24 topline data on file (interim topline database lock). The key secondary endpoint of mean change from baseline at week 24 for Q4W arm was statistically significant. Proptosis mean change from baseline at time points prior to week 24 25 were prespecified exploratory endpoints. Results at all time points and across both treatment arms prior to week 24 were nominally significant (p < 0.025). mm = millimeter, Q4W = every 4 weeks, Q8W = every 8 weeks. Proptosis Mean Reduction (mm) Proptosis Mean Reduction (mm)

Proptosis endpoints as measured by MRI were consistent with exophthalmometer, and significant at all time points Proptosis Responder Rate (MRI) Proptosis Mean Change from Baseline (MRI) -0.13 -0.22 100 0 90 80 70 -1 50% 60 43% -1.69 50 -1.99 40 -2 30 41% -1.87 36% -2.04 20 5% 10 2% 0 -3 Baseline Week 12 Week 24 Baseline Week 12 Week 24 Analysis Visits Analysis Visits Placebo Elegrobart Q4W Elegrobart Q8W Placebo Elegrobart Q4W Elegrobart Q8W Source: Viridian REVEAL-1 week 24 topline data on file (interim topline database lock). PRR and proptosis mean change from baseline at all time points prior to week 24 were prespecified exploratory endpoints. Results at all time points and 26 across both treatment arms were nominally significant (p < 0.025). MRI assessment was only conducted at baseline, week 12, and week 24. mm = millimeter, Q4W = every 4 weeks, Q8W = every 8 weeks. Proptosis Responder Rate (%) Proptosis Mean Reduction (mm)

Diplopia responder rate and complete resolution for patients receiving elegrobart Q4W improved throughout treatment period Diplopia Responder Rate – Q4W Diplopia Complete Resolution – Q4W 100 100 74% 71% 80 80 58% 54% 51% 50% 50% 60 60 43% 33% 33% 32% 40 27% 40 35% 20 20 32% 29% 29% 26% 19% 19% 16% 16% 13% 13% 0 0 6% Baseline Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Baseline Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Analysis Visits Analysis Visits Placebo Elegrobart Q4W Placebo Elegrobart Q4W Note: diplopia time course data not shown for Q8W treatment arm given week 24 endpoints did not meet nominal significance threshold Source: Viridian REVEAL-1 week 24 topline data on file (interim topline database lock). 27 Diplopia responder rate and diplopia complete resolution at time points prior to week 24 were prespecified exploratory endpoints. Q4W = every 4 weeks, Q8W = every 8 weeks. Diplopia Responder Rate (%) Diplopia Resolution Rate (%)

Elegrobart was generally well tolerated through week 24 Elegrobart Q4W Elegrobart Q8W Placebo N=44 N=44 N=44 n (%) n (%) n (%) Participants with any treatment-emergent 40 (91%) 31 (70%) 24 (55%) adverse event (TEAE) 1 2 Participants with any serious AE (SAE) 2 (5%) 2 (5%) 0 Participants with any treatment-related TEAE 32 (73%) 22 (50%) 12 (27%) 1 Participants with any treatment-related SAE 1 (2%) 0 0 • Vast majority of TEAEs in both treatment arms were mild • Only 2 treatment discontinuations due to TEAEs 3 ‒ 1 in placebo arm (related TEAE) 4 ‒ 1 in elegrobart Q4W arm (unrelated TEAE) Source: Viridian REVEAL-1 week 24 topline data on file (interim topline database lock). 1 2 2 participants with 3 Gr3 SAEs: dehydration due to norovirus (unrelated), headache with left-ear tinnitus (related); 2 participants with 4 Gr3 SAEs: three abscesses (unrelated), pulmonary 3 4 embolism (unrelated); Related TEAE discontinuation in placebo arm was due to Gr3 swollen tongue, Gr2 chest pain, & Gr2 IRR; Unrelated TEAE discontinuation in Q4W arm was due to 28 Gr1 amylase increase & Gr1 lipase increase. AE = adverse event, MedDRA= medical dictionary for regulatory activities, SAE = serious adverse event, TEAE = treatment-emergent adverse event, Gr = grade, IRR = infusion related reaction.

AE categories for elegrobart in REVEAL-1 were consistent with those generally expected from the anti-IGF-1R class Elegrobart Q4W Elegrobart Q8W Placebo AEs occurring at ≥10% frequency in any arm N=44 N=44 N=44 n (%) n (%) n (%) Muscle spasms 18 (41%) 16 (36%) 3 (7%) 1,2 Injection site reactions (ISR) 15 (34%) 9 (21%) 7 (16%) Headache 7 (16%) 3 (7%) 3 (7%) Ear discomfort 7 (16%) 3 (7%) 1 (2%) Alopecia 7 (16%) 3 (7%) 1 (2%) Diarrhea 6 (14%) 4 (9%) 2 (5%) 1,3 Hearing impairment 6 (14%) 2 (5%) 1 (2%) 1 Hyperglycemia 5 (11%) 5 (11%) 1 (2%) 1 Injection related reactions (IRR) 5 (11%) 2 (5%) 2 (5%) 1,4 Menstrual disorders 5 / 17 (29%) 6 / 23 (26%) 1 / 20 (5%) Source: Viridian REVEAL-1 week 24 topline data on file (interim topline database lock). 1 2 3 Includes multiple terms aggregated using standard sets of MedDRA terms; All ISRs were Grade 1 except for one Grade 2 in Q8W arm (erythema), and majority of ISRs were erythema; All 4 29 hearing impairment events in the treatment arms were tinnitus with no reductions in hearing. There was one hypoacusis event in placebo arm; Reported as percentage of menstruating women. AE = adverse event, MedDRA = medical dictionary for regulatory activities.

REVEAL-2 Topline Data in Chronic TED Potential first subcutaneous autoinjector for TED 30

REVEAL-2 in chronic TED patients met primary and multiple secondary endpoints and elegrobart was generally well tolerated Achieved the primary endpoint with high statistical significance (p < 0.0001), with IV-like proptosis response – 50% of Q4W and 54% of Q8W achieved a proptosis response vs 15% placebo at week 24 (p < 0.0001 for both arms) Meaningful benefit on diplopia – 61% of Q4W elegrobart achieved diplopia response vs 38% placebo at week 24 (p = 0.0118) – 44% of Q4W elegrobart achieved diplopia complete resolution vs 25% placebo at week 24 (p = 0.0295) Generally well tolerated in both dose groups, with low rates of hearing impairment through week 24 Elegrobart is the first & only subcutaneous program with positive data in a pivotal chronic TED trial Elegrobart is an investigational product that has not been approved by any regulatory authority; the safety and efficacy have not been established. Source: Viridian REVEAL-2 week 24 topline data on file (interim topline database lock). 31 P-values below 0.025 are statistically significant. AE = adverse event, IGF-1R = insulin-like growth factor-1 receptor, PRR = proptosis responder rate, Q4W = every 4 weeks, Q8W = every 8 weeks, TED = thyroid eye disease.

REVEAL-2 is a phase 3 randomized, controlled, double-masked trial of elegrobart in chronic TED

Treatment Phase

(20 weeks treatment with primary endpoint at 24 weeks)

Treatment Arms
(1:1:1)

D1[1] | W4 | W8 | W12 | W16 | W20 | W24 | *Follow-up through W52*

Elegrobart Q4W[1]

Elegrobart Q8W[1, 2]

Placebo



Key: *Elegrobart 300 mg* *Placebo*

Key Inclusion Criteria

- Any CAS (0–7)
- Onset of TED symptoms >15 months
- Proptosis of ≥3 mm

Primary Endpoint Analysis

Primary efficacy endpoint:
Proptosis responder rate in Q4W arm

Key secondary endpoints:

- Proptosis responder rate in Q8W arm
- Proptosis mean change from baseline
- Diplopia responder rate
- Diplopia complete resolution rate

Additional efficacy & safety follow-up at:

- *Week 36*
- *Week 52*

[1] 600 mg loading dose given as two 300 mg injections; [2] Placebo injections administered at alternating study visits to maintain study masking across arms.
D = day, mm = millimeter, Q4W = every 4 weeks, Q8W = every 8 weeks, TED = thyroid eye disease, W = week.

VIRIDIAN

32

REVEAL-2 is the largest pivotal clinical trial conducted in chronic TED to date Randomized Patients (n = 204) Elegrobart Q4W Elegrobart Q8W Placebo (n = 70) (n = 68) (n = 66) Discontinued Discontinued Discontinued • 3 withdrawal of consent • 1 withdrawal of consent • 2 withdrawal of consent • 2 TEAEs • 2 TEAEs • 1 TEAE • 1 failure to follow protocol • 2 failure to follow protocol • 1 failure to follow protocol • 1 lost to follow-up • 1 lost to follow-up Completed Randomized Completed Randomized Completed Randomized Treatment Treatment Treatment (n = 63) (n = 62) (n = 62) 33 Source: Viridian REVEAL-2 week 24 topline data on file (interim topline database lock). Q4W = every 4 weeks, Q8W = every 8 weeks. Gr = grade, TEAE = treatment-emergent adverse event, IRR = infusion related reaction.

REVEAL-2 baseline characteristics were well-balanced between arms Elegrobart Q4W Elegrobart Q8W Placebo 7.8 (n = 70) (n = 68) (n = 66) Age in years, mean (SD) 50.1 (11.3) 52.0 (11.2) 53.3 (11.2) Participant Female sex, n (%) 60 (86%) 57 (84%) 53 (80%) Demographics White race, n (%) 54 (77%) 52 (76%) 51 (77%) Months since TED onset, mean (SD) 78.9 (73.4) 75.0 (72.1) 95.8 (108.6) 1 Baseline proptosis (mm), mean (SD) 22.7 (2.9) 22.6 (2.9) 22.7 (2.7) Baseline CAS, mean (SD) 2.7 (1.7) 3.0 (1.6) 2.8 (1.7) Disease Baseline CAS ≤1, n (%) 17 (24.3) 15 (22.1) 16 (24.2) Characteristics Baseline CAS ≥3, n (%) 38 (54.3) 43 (63.2) 34 (51.5) Participants with diplopia, n (%) 47 (67%) 54 (79%) 47 (71%) 2 Diplopia (Gorman Score), mean (SD) 1.8 (0.7) 1.9 (0.7) 1.8 (0.7) Source: Viridian REVEAL-2 week 24 topline data on file (interim topline database lock). Note: all proptosis & CAS reported values and endpoints in the data analysis are based on study eye (defined as eye with greater proptosis at baseline). 1 2 34 Measured by exophthalmometry, Of patients with diplopia at baseline. CAS = clinical activity score, mm = millimeter, SD = standard deviation, TED = thyroid eye disease.

REVEAL-2 achieved high statistical significance on primary endpoint and multiple secondary endpoints at 24 weeks

			Elegrobart Q4W (*n* = 70)	Elegrobart Q8W (*n* = 68)	Placebo (*n* = 66)
Proptosis	Proptosis responder rate (PRR)[1,2]	*FDA Primary Endpoint*	50% ($p < 0.0001$)	54% ($p < 0.0001$)	15%
	Overall responder rate (ORR)[3]	*EMA Primary Endpoint*	47% ($p < 0.0001$)	54% ($p < 0.0001$)	15%
	Proptosis mean change from baseline[1]		-1.88 mm ($p < 0.0001$)	-2.08 mm ($p < 0.0001$)	-0.52 mm
Diplopia	Diplopia responder rate[4]		61% ($p = 0.0118$)	55% ($p = 0.0419$)	38%
	Diplopia complete resolution[5]		44% ($p = 0.0295$)	36% ($p = 0.1304$)	25%

Source: Viridian REVEAL-2 week 24 topline data on file (interim topline database lock).
P-values below 0.025 are statistically significant.
[1] Measured by exophthalmometry, [2] Participants with ≥2 mm reduction in proptosis from baseline in study eye, without deterioration in fellow eye (≥2 mm increase), [3] Participants with both proptosis and CAS response; CAS response defined as no worsening in CAS from baseline in study eye, without deterioration in fellow eye (≥2-point increase), [4] Participants with reduction of ≥1 on Gorman Score at week 24, among patients with diplopia at baseline (Gorman Score >0),[5] Participants with diplopia at baseline and a score of 0 at week 24.
CAS = clinical activity score, mm = millimeter, Q4W = every 4 weeks, Q8W = every 8 weeks.

35

VIRIDIAN

Significant proptosis responder rate at all time points after week 4 in both treatment arms Proptosis Responder Rate – Q4W Proptosis Responder Rate – Q8W Primary Key secondary endpoint: endpoint: 100 100 p < 0.0001 p < 0.0001 80 80 54% 50% 60 60 44% 42% 41% 38% 34% 36% 40 40 30% 22% 19% 18% 18% 19% 16% 15% 15% 20 20 11% 11% 9% 9% 6% 6% 5% 0 0 Baseline Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Baseline Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Analysis Visits Analysis Visits Placebo Elegrobart Q4W Placebo Elegrobart Q8W Source: Viridian REVEAL-2 week 24 topline data on file (interim topline database lock). PRR at time points prior to week 24 were prespecified exploratory endpoints. 36 P-values below 0.025 at week 24 are statistically significant. Q4W = every 4 weeks, Q8W = every 8 weeks. Proptosis Responder Rate (%) Proptosis Responder Rate (%)

Significant proptosis mean change from baseline at all time points across both treatment arms, including at week 4 Mean Change from Baseline – Q4W Mean Change from Baseline – Q8W Key secondary Key secondary endpoint: endpoint: p < 0.0001 p < 0.0001 0 0 -0.27 -0.27 -0.52 -0.52 -0.56 -0.56 -0.61 -0.61 -0.65 -0.65 -0.68 -0.68 -0.63 -1 -1 -0.82 -1.10 -1.26 -1.44 -1.45 -1.66 -2 -2 -1.77 -1.79 -1.84 -1.88 -2.08 -3 -3 Baseline Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Baseline Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Analysis Visits Analysis Visits Placebo Elegrobart Q4W Placebo Elegrobart Q8W Source: Viridian REVEAL-2 week 24 topline data on file (interim topline database lock). Proptosis mean change from baseline at time points prior to week 24 were prespecified exploratory endpoints. 37 P-values below 0.025 at week 24 are statistically significant. mm = millimeter, Q4W = every 4 weeks, Q8W = every 8 weeks. Proptosis Mean Reduction (mm) Proptosis Mean Reduction (mm)

First demonstration of statistically significant diplopia response for a subcutaneous treatment in chronic TED Diplopia Responder Rate – Q4W Diplopia Complete Resolution – Q4W Key secondary Key secondary 100 100 endpoint: endpoint: p = 0.0118 p = 0.0295 80 80 61% 58% 49% 60 60 44% 42% 38% 32% 40 40 27% 25% 21% 21% 38% 36% 13% 32% 20 31% 20 26% 25% 23% 23% 20% 17% 16% 13% 0 0 Baseline Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Baseline Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Analysis Visits Analysis Visits Placebo Elegrobart Q4W Placebo Elegrobart Q4W Source: Viridian REVEAL-2 week 24 topline data on file (interim topline database lock). Diplopia responder rate and diplopia complete resolution at time points prior to week 24 were prespecified exploratory endpoints. 38 P-values below 0.025 at week 24 are statistically significant. Q4W = every 4 weeks, Q8W = every 8 weeks. Diplopia Responder Rate (%) Diplopia Resolution Rate (%)

Proptosis & diplopia benefit demonstrated in low-CAS subgroup

Key efficacy endpoints in subgroup of patients with **low CAS (CAS ≤ 1)** at baseline

Same CAS inclusion criteria as teprotumumab chronic TED phase 4 study[1]

		Elegrobart Q4W (*n* = 17)	Elegrobart Q8W (*n* = 15)	Placebo (*n* = 16)
Proptosis	Proptosis responder rate (PRR)[2]	54% (*p* = 0.0002)	55% (*p* = 0.0004)	6%
	Proptosis mean change from baseline[2]	-2.07 mm (*p* = 0.0002)	-2.31 mm (*p* < 0.0001)	-0.05 mm
Diplopia *(Q4W: n=10; Q8W: n=11; placebo: n=10)*	Diplopia responder rate	57% (*p* = 0.1057)	73% (*p* = 0.0153)	30%
	Diplopia complete resolution	33% (*p* = 0.0497)	46% (*p* = 0.0067)	10%
Overall Response	Overall responder rate (ORR)	42% (*p* = 0.0063)	54% (*p* = 0.0001)	6%

Elegrobart demonstrated consistent, IV-like clinical activity in chronic TED patients regardless of baseline disease activity, in the largest and broadest TED phase 3 study completed to date

Source: Viridian REVEAL-2 week 24 topline data on file (interim topline database lock).
CAS subgroup analyses were prespecified exploratory endpoints. P-values below 0.025 are nominally significant.
[1] Douglas RS et al., *J Clin Endocrinol Metab.* 2023; 109(1):25–35, [2] Measured by exophthalmometry.
CAS = clinical activity score, mm = millimeter, ORR = overall responder rate, Q4W = every 4 weeks, Q8W = every 8 weeks, TED = thyroid eye disease.

39

VIRIDIAN

Elegrobart was generally well tolerated through week 24 Elegrobart Q4W Elegrobart Q8W Placebo N=70 N=68 N=66 n (%) n (%) n (%) Participants with any treatment-emergent 55 (79%) 56 (82%) 44 (67%) adverse event (TEAE) Participants with any serious AE (SAE) 3 (4%) 1 (1%) 0 Participants with any treatment-related TEAE 39 (56%) 39 (57%) 22 (33%) Participants with any treatment-related SAE 0 0 0 • Vast majority of TEAEs in both treatment arms were mild • No treatment-related SAEs • 91% of elegrobart-treated patients completed full course of treatment • 3 treatment-related TEAE discontinuations 1 2 ‒ 1 in elegrobart Q4W arm & 2 in elegrobart Q8W arm Source: Viridian REVEAL-2 week 24 topline data on file (interim topline database lock). 1 2 1 treatment-related TEAE discontinuation in Q4W arm: Gr2 hyperglycemia & Gr2 muscle spasms; 2 treatment-related TEAE discontinuations in Q8W arm: Gr1 tinnitus 40 (related; resolving) and Gr3 muscle spasms (foot cramps). AE = adverse event, MedDRA= medical dictionary for regulatory activities, SAE = serious adverse event, TEAE = treatment-emergent adverse event, Gr = grade.

AE categories for elegrobart in REVEAL-2 were consistent with those generally expected from the anti-IGF-1R class Elegrobart Q4W Elegrobart Q8W Placebo AEs occurring at ≥10% frequency in any arm N=70 N=68 N=66 n (%) n (%) n (%) Muscle spasms 15 (21%) 25 (37%) 7 (11%) 1,2 Injection site reactions (ISR) 16 (23%) 16 (24%) 18 (27%) 1 Hyperglycemia 12 (17%) 8 (12%) 1 (2%) Headache 7 (10%) 9 (13%) 3 (5%) 1,3 Hearing impairment 5 (7%) 8 (12%) 2 (3%) Diarrhea 3 (4%) 9 (13%) 1 (2%) Nasopharyngitis 3 (4%) 7 (10%) 4 (6%) Alopecia 2 (3%) 7 (10%) 5 (8%) 1,4 Menstrual disorders 11 / 30 (37%) 7 / 27 (26%) 2 / 24 (8%) Source: Viridian REVEAL-2 week 24 topline data on file (interim topline database lock). 1 2 Includes multiple terms aggregated using standard sets of MedDRA terms; All ISRs were mild (Grade 1) except for 3 moderate (Grade 2) (2 in Q8W arm & 1 in placebo arm); most 3 4 41 common ISR was erythema; Among participants that experienced hearing impairment AEs, the majority reported tinnitus; Reported as percentage of menstruating women. AE = adverse event, MedDRA = medical dictionary for regulatory activities, Q4W = every 4 weeks, Q8W = every 8 weeks.

FcRn Inhibitor Portfolio 42

Pathogenic autoantibodies drive disease pathophysiology in a number of autoimmune diseases

Pathogenic autoantibodies cause inflammation and damage to healthy tissues and cells, driving the **pathology of autoimmune diseases**[1]

Serum **levels of pathogenic autoantibodies are maintained**, in part, by **FcRn-mediated recycling**[1]

FcRn inhibition reduces pathogenic autoantibody levels[1], with **demonstrated efficacy and safety** in patients with gMG, CIDP, and ITP[2]

FcRn-Mediated Recycling of IgGs, Including Pathogenic Autoantibodies[1]



1
2
3
4

1. IgGs, including pathogenic autoantibodies, enter the cell
2. IgGs and pathogenic autoantibodies bind to FcRns
3. Unbound antibodies are degraded by the lysosome
4. FcRn-bound IgGs, including pathogenic autoantibodies, are recycled

Source: [1] Pyzik M et al. *Nat Rev Immunol.* 2023;23:415–432,
[2] Vyvgart Prescribing Information.
CIDP = chronic inflammatory demyelinating polyneuropathy, FcRn = neonatal Fc receptor, gMG = generalized myasthenia gravis, IgG = immunoglobulin G, ITP = primary immune thrombocytopenia.



IgG
Degraded antibody
FcRn
Endosome
Lysosome

VIRIDIAN

43

Viridian's portfolio of FcRn inhibitors aims to reduce circulating levels of pathogenic autoantibodies by blocking FcRn

Inhibition of FcRn Reduces IgGs, Including Pathogenic Autoantibodies[1]



1
2
3
4

1. **FcRn inhibitor** and IgGs, including pathogenic autoantibodies, enter the cell
2. **FcRn inhibitor** blocks IgGs from binding to FcRn
3. Unbound IgGs, including pathogenic autoantibodies, are degraded by the lysosome, reducing serum levels
4. The bound **FcRn inhibitor** and IgG are recycled and released

VRDN-006

Fc fragment that blocks IgG from binding to FcRn



Fc fragment

VRDN-008

Binds to albumin and FcRn for a more sustained reduction of pathogenic autoantibodies



Fc fragment
Albumin binding domain



FcRn Inhibitor
IgG
Degraded antibody
FcRn
Endosome
Lysosome

Source: [1] Pyzik M et al. *Nat Rev Immunol.* 2023;23:415–432.
Fc = fragment crystallizable, FcRn = neonatal Fc receptor, IgG = immunoglobulin G.

44

VIRIDIAN

FcRn inhibitors are a large market opportunity; market size of MG and CIDP alone are projected to be over $11B by 2030 1 Projected WW MG and CIDP FcRn Market ...with Potential in Additional Autoimmune Indications $11.1B Graves’ Myositis Disease $4.6B $2.5B Lupus Sjogren’s Nephritis Syndrome 2024 2025 2030 1 Source: 2024 and 2025 revenues calculated from argenx (Vyvgart + Vyvgart Hytrulo), Zai Labs (Vyvgart), and UCB (Rystiggo) annual reported earnings; 45 2030 estimates based on Evaluate Pharma data for Vyvgart, Vyvgart Hytrulo, Rystiggo, Imaavy, batoclimab, and IMVT-1402, accessed February 2026. CIDP = chronic inflammatory demyelinating polyneuropathy, FcRn = neonatal Fc receptor, MG = myasthenia gravis, WW = worldwide.

Viridian’s FcRn portfolio has the potential to capture significant market share in autoimmune indications v v VRDN-006 VRDN-008 Highly Selective Fc Fragment and FcRn Inhibitor Half-life Extended Bispecific FcRn Inhibitor IgG • IgG reduction data consistent with the FcRn • Deeper and more sustained reduction of Suppression inhibitor class IgG vs. efgartigimod in NHPs • Targeting patient self-administration in a • Targeting a less frequent, self-administered, Dosing convenient subcutaneous injection subcutaneous injection • Spared albumin and LDL in healthy • Expect to maintain the Fc fragment safety Safety volunteers, generally well-tolerated profile 46 Fc = fragment crystallizable, FcRn = neonatal Fc receptor, FIH = first in human, IgG = immunoglobulin G, IND = Investigational New Drug, LDL = low-density lipoprotein, NHP = non-human primate, YE = year-end.

Appendix 1) THRIVE in Active TED Pivotal Data 2) THRIVE-2 in Chronic TED Pivotal Data 3) FcRn Non-Human Primate Data 47

THRIVE in Active TED Global phase 3 clinical trial pivotal data 48

THRIVE is a phase 3 randomized, controlled, double-masked trial of veligrotug in active TED

Treatment Phase

(12-week treatment period with primary endpoint at 15 weeks)

Treatment Arms
(2:1 randomization)

D1 | *W3* | *W6* | *W9* | *W12* | *W15* | *Through W52*

Veligrotug
n = 75

Placebo
n = 38

Key Inclusion Criteria

- CAS ≥3
- Onset of TED symptoms within 15 months
- Proptosis of ≥3 mm

Primary Endpoint Analysis

Primary efficacy endpoint: Proptosis responder rate

Key secondary endpoints:

- Proptosis mean change from baseline
- Diplopia (double vision)
- Clinical Activity Score (CAS)

Additional efficacy & safety follow-up at:

- *Week 24*
- *Week 36*
- *Week 52*

Final THRIVE readout at Week 52

Key: *Veligrotug 10 mg/kg* *Placebo*

VIRIDIAN

D = day, mm = millimeter, TED = thyroid eye disease, W = week.

49

THRIVE baseline characteristics were well-balanced between active and placebo arms 7.8 Veligrotug Placebo (n = 75) (n = 38) Age in years, mean (SD) 48.9 (12.4) 49.1 (12.5) Participant Female sex, n (%) 56 (75%) 31 (82%) Demographics White race, n (%) 51 (68%) 19 (50%) Months since TED onset, mean (SD) 7.9 (3.7) 7.2 (3.8) Baseline proptosis by exophthalmometry (mm), mean (SD) 23.2 (3.1) 23.2 (3.3) Disease Baseline CAS, mean (SD) 4.5 (1.0) 4.8 (1.1) Characteristics Participants with diplopia, n (%) 50 (67%) 26 (68%) 1 Diplopia (Gorman Score), mean (SD) 2.0 (0.8) 2.0 (0.7) Source: Viridian THRIVE week 15 topline data on file (interim topline database lock). Note: all proptosis & CAS reported values and endpoints in the data analysis are based on study eye (defined as eye with greater proptosis at baseline). 1 50 Of patients with diplopia at baseline. CAS = clinical activity score, mm = millimeter, SD = standard deviation, TED = thyroid eye disease.

THRIVE achieved high level of statistical significance across all primary and secondary endpoints at 15 weeks

		Veligrotug (*n*=75)	Placebo (*n*=38)	p-value
Proptosis	**Primary Endpoint:** Proptosis responder rate (exophthalmometry)[1]	70%	5%	$p < 0.0001$
	Proptosis mean change from baseline (exophthalmometry)	-2.89 mm	-0.48 mm	$p < 0.0001$
Diplopia	Diplopia complete resolution[2]	54%	12%	$p < 0.0001$
	Diplopia responder rate[3]	63%	20%	$p < 0.0001$
CAS	Clinical activity score (CAS) 0 or 1	64%	18%	$p < 0.0001$
	CAS mean change from baseline	-3.4	-1.7	$p < 0.0001$
Overall Response	Overall responder rate (ORR)[4]	67%	5%	$p < 0.0001$

Source: Viridian THRIVE week 15 topline data on file (interim topline database lock).
[1] Percentage of participants with ≥2 mm reduction in proptosis from baseline in the study eye, without deterioration in the fellow eye (≥2 mm increase), [2] Percentage of participants with baseline diplopia (Gorman Score >0) and a score of 0 at Week 15, [3] Percentage of participants achieving a reduction of at least 1 on the Gorman subjective diplopia scale at week 15, among patients with diplopia at baseline, [4] Percentage of participants with ≥2 mm reduction in proptosis AND ≥2-point reduction in CAS from baseline in the study eye, without corresponding deterioration [≥2 mm/point increase] in proptosis or CAS in the fellow eye. CAS = clinical activity score.

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VIRIDIAN

Primary endpoint of proptosis responder rate met at 15 weeks: 70% for patients receiving veligrotug compared with 5% on PBO Proptosis Responder Rate Proptosis Mean Change from Baseline 100 0 -0.48 -0.51 -0.67 -0.71 -0.72 72% 80 70% -1 64% 64% -1.82 53% 60 -2 -2.39 -2.66 -2.76 40 -2.89 -3 13% 13% 20 11% 11% 5% 0 -4 Baseline Week 3 Week 6 Week 9 Week 12 Week 15 Baseline Week 3 Week 6 Week 9 Week 12 Week 15 Analysis Visits Analysis Visits Placebo Veligrotug Placebo Veligrotug 53% of patients receiving veligrotug achieved a proptosis response at 3 weeks, after just 1 infusion of veligrotug Source: Viridian THRIVE week 15 topline data on file (interim topline database lock). 52 Results at time points before week 15 are from post-hoc analyses and are for descriptive purposes only. mm = millimeter, PBO = placebo. Proptosis Responder Rate (%) Proptosis Mean Reduction (mm)

Majority of patients receiving veligrotug had complete resolution of diplopia and minimal disease activity (CAS) at week 15 Diplopia Complete Resolution CAS Reduction to 0 or 1 100 100 80 80 64% 64% 63% Diplopia 53% 54% 60 60 Responder 46% 44% Rate at Week 15 35% 32% 40 40 30% 26% 25% 24% 20% 20% 18% 12% 12% Diplopia 20 20 12% 12% 7% Responder 4% Rate at Week 15 0 0 Baseline Week 3 Week 6 Week 9 Week 12 Week 15 Baseline Week 3 Week 6 Week 9 Week 12 Week 15 Analysis Visits Analysis Visits Placebo Veligrotug Placebo Veligrotug Source: Viridian THRIVE week 15 topline data on file (interim topline database lock). 53 Results at time points before week 15 are from post-hoc analyses and are for descriptive purposes only. CAS = clinical activity score. Diplopia Resolution Rate (%) CAS 0 or 1 Rate (%)

THRIVE demonstrated consistency between Hertel and MRI / CT and validates both as reliable tools for measurements of proptosis Hertel Exophthalmometry MRI / CT Veligrotug Placebo Veligrotug Placebo (n=75) (n=38) (n=75) (n=38) Proptosis responder rate Proptosis responder rate 70% 5% 69% 9% at week 15 at week 15 Proptosis mean change Proptosis mean change -2.89 mm -0.48 mm -2.91 mm -0.58 mm from baseline at week 15 from baseline at week 15 54 Source: Viridian THRIVE week 15 topline data on file (interim topline database lock). CT = computed tomography, IGF-1R = insulin-like growth factor-1 receptor, mm = millimeter, MRI = magnetic resonance imaging.

Veligrotug was generally well-tolerated at week 15, with no treatment-related SAEs, and 96% of veligrotug-treated patients completed all doses

	Veligrotug N=75 *n* (%)	Placebo N=38 *n* (%)
Participants with any treatment-emergent adverse event (TEAE)	66 (88%)	24 (63%)
Participants with any serious AE (SAE)	4 (5%)[1]	0
Participants with any **treatment-related** TEAE	53 (71%)	9 (24%)
Participants with any **treatment-related** SAE	0	0

- **Vast majority of TEAEs in both arms were mild**
- **Low treatment discontinuation rate**
  - 4% in veligrotug arm
- **No treatment-related SAEs**

Source: Viridian THRIVE week 15 topline data on file (interim topline database lock).
[1] 6 unrelated SAEs in 4 participants: cellulitis, appendicitis, dyspnoea, hyperthyroidism, aortic dissection (planned surgery for known Type B aortic dissection), depression (diagnosed prior to 1st dose); Includes multiple terms aggregated using standard sets of MedDRA terms.
AE = adverse event, MedDRA= medical dictionary for regulatory activities, SAE = serious adverse event, TEAE = treatment-emergent adverse event.

55

VIRIDIAN

Veligrotug was generally well-tolerated at week 15, with a 5.5% placebo-adjusted rate of hearing impairment AEs Veligrotug Placebo AEs occurring at ≥10% frequency in either arm N=75 N=38 n (%) n (%) Muscle spasms 32 (43%) 2 (5%) Headache 16 (21%) 5 (13%) Infusion related reaction (IRR) 13 (17%) 1 (3%) 1 Hearing impairment 12 (16%) 4 (11%) 1 Hyperglycemia 11 (15%) 2 (5%) 1 Fatigue 10 (13%) 6 (16%) Nausea 10 (13%) 3 (8%) Ear discomfort 9 (12%) 1 (3%) Diarrhea 8 (11%) 1 (3%) Alopecia 6 (8%) 4 (11%) 1,2 Menstrual disorders 8 / 34 (24%) 1 / 12 (8%) Source: Viridian THRIVE week 15 topline data on file (interim topline database lock). 1 2 56 Includes multiple terms aggregated using standard sets of MedDRA terms, Reported as percentage of menstruating women. AE = adverse event, MedDRA = medical dictionary for regulatory activities.

70% of proptosis responders in THRIVE maintained response at Week 52 in long-term follow up Proptosis Durability Safety Resolution of Week 15 proptosis • No changes to veligrotug’s safety profile responders maintained during the follow-up period 70% a proptosis response at • Vast majority of adverse events reported at (21/30 participants) 1 topline resolved by Week 52 Week 52 Source: Viridian THRIVE week 52 data on file (final database lock). 1 57 Responders at week 15 who still had at least a 2-millimeter (mm) reduction in proptosis compared to baseline at week 52, without worsening in the fellow eye (≥2 mm increase), as measured by exophthalmometry. Definition of durability is the same as that used for teprotumumab durability as reported in its U.S. Prescribing Information.

THRIVE-2 in Chronic TED Global phase 3 clinical trial pivotal data 58

THRIVE-2 is a phase 3 randomized, controlled, double-masked trial of veligrotug in chronic TED

Treatment Phase

(12-week treatment period with primary endpoint at 15 weeks)

Treatment Arms
(2:1 randomization)

D1 · W3 · W6 · W9 · W12 · W15 · Through W52

Veligrotug
n = 125

Placebo
n = 63

Key Inclusion Criteria

- Any CAS (0–7)
- Onset of TED symptoms >15 months
- Proptosis of ≥3 mm

Primary Endpoint Analysis

Primary efficacy endpoint:
Proptosis responder rate

Key secondary endpoints:

- Proptosis mean change from baseline
- Diplopia (double vision)
- Clinical Activity Score (CAS)

Additional efficacy & safety follow-up at:

- *Week 24*
- *Week 36*
- *Week 52*

Final THRIVE-2 readout at Week 52

Key: *Veligrotug 10 mg/kg* · *Placebo*

VIRIDIAN

D = day, mm = millimeter, TED = thyroid eye disease, W = week.

59

THRIVE-2 baseline characteristics were well-balanced between active and placebo arms Veligrotug Placebo (n = 125) (n = 63) Age in years, mean (SD) 50.5 (13.5) 50.7 (12.0) Participant Female sex, n (%) 95 (76%) 46 (73%) Demographics White race, n (%) 94 (75%) 48 (76%) Months since TED onset, mean (SD) 69.8 (78.9) 81.7 (83.7) Baseline proptosis by exophthalmometry (mm), mean (SD) 24.3 (3.3) 23.8 (3.3) Baseline CAS, mean (SD) 2.7 (1.9) 2.5 (1.8) Disease Baseline CAS 0 or 1, n (%) 44 (35%) 22 (35%) Characteristics Baseline CAS ≥ 3, n (%) 71 (57%) 33 (52%) Participants with diplopia, n (%) 65 (52%) 37 (59%) 1 Diplopia (Gorman Score), mean (SD) 2.0 (0.8) 2.1 (0.9) Source: Viridian THRIVE-2 week 15 topline data on file (interim topline database lock). 60 Note: all proptosis & CAS reported values and endpoints in the data analysis are based on study eye (defined as eye with greater proptosis at baseline). 1 Of participants with diplopia at baseline. CAS = clinical activity score, mm = millimeter, SD = standard deviation, TED = thyroid eye disease.

THRIVE-2 met all primary and secondary endpoints at 15 weeks

		Veligrotug (*n*=125)	Placebo (*n*=63)	p-value
Proptosis	**Primary Endpoint:** Proptosis responder rate (exophthalmometry)[1]	56%	8%	p < 0.0001
	Proptosis mean change from baseline (exophthalmometry)	-2.34 mm	-0.46 mm	p < 0.0001
Diplopia	Diplopia responder rate[2]	56%	25%	p = 0.0006
	Diplopia complete resolution[3]	32%	14%	p = 0.0152
Overall Response	Overall responder rate (ORR)[4]	56%	7%	p < 0.0001
CAS[5] *(prespecified exploratory endpoints)*	Clinical activity score (CAS) reduction to 0 or 1[5]	54%	24%	p = 0.0060
	CAS mean change from baseline[5]	-2.9	-1.3	p < 0.0001

Source: Viridian THRIVE-2 week 15 topline data on file (interim topline database lock).
[1] Percentage of participants with ≥2 mm reduction in proptosis from baseline in the study eye, without deterioration in the fellow eye (≥2 mm increase), [2] Percentage of participants achieving a reduction of at least 1 on the Gorman subjective diplopia scale, among patients with diplopia at baseline (n=102 participants), [3] Percentage of participants with baseline diplopia (Gorman Score >0; n=102 participants) and a score of 0 at the analysis timepoint, [4] Percentage of participants with ≥2 mm reduction in proptosis AND no worsening in CAS from baseline in the study eye, without corresponding deterioration (≥2 mm/point increase) in proptosis or CAS in the fellow eye, [5] Of participants with CAS ≥3 at baseline (n=104 participants); CAS subpopulation analyses were prespecified, exploratory endpoints and statistical p values are for descriptive purposes only.
CAS = clinical activity score.

61

VIRIDIAN

Statistically significant proptosis responder rate at all time points, including at 3 weeks, after just one infusion of veligrotug Proptosis Responder Rate Proptosis Mean Change from Baseline 100 0 -0.46 -0.62 -0.69 -0.72 -0.75 80 -1 56% 60 54% 50% -1.06 -1.70 40% -2.04 40 -2.22 -2 25% -2.34 20 13% 11% 13% 8% 10% 0 -3 Baseline Week 3 Week 6 Week 9 Week 12 Week 15 Baseline Week 3 Week 6 Week 9 Week 12 Week 15 Analysis Visits Analysis Visits Placebo Veligrotug Placebo Veligrotug Rapid and statistically significant proptosis responder rate at 3 weeks, after just 1 infusion of veligrotug 62 Source: Viridian THRIVE-2 week 15 topline data on file (interim topline database lock). Results at time points before week 15 are from prespecified, exploratory endpoint analyses. Proptosis Responder Rate (%) Proptosis Mean Reduction (mm)

THRIVE-2 is the first phase 3 study in patients with chronic TED to demonstrate statistically significant diplopia response & resolution Diplopia Responder Rate Diplopia Complete Resolution 100 100 80 80 55% 56% 52% 60 60 47% 36% 33% 32% 31% 40 40 29% 25% 24% 19% 18% 14% 14% 11% 11% 20 20 5% 22% 14% 0 0 Baseline Week 3 Week 6 Week 9 Week 12 Week 15 Baseline Week 3 Week 6 Week 9 Week 12 Week 15 Analysis Visits Analysis Visits Placebo Veligrotug Placebo Veligrotug 63 Source: Viridian THRIVE-2 week 15 topline data on file (interim topline database lock). Results at time points before week 15 are from prespecified, exploratory endpoint analyses. TED = thyroid eye disease. Diplopia Responder Rate (%) Diplopia Resolution Rate (%)

THRIVE-2 demonstrated consistency between Hertel exophthalmometry and MRI / CT as measurements of proptosis

Hertel exophthalmometry

	Veligrotug (*n*=125)	Placebo (*n*=63)
Proptosis responder rate at week 15	56%	8%
Proptosis mean change from baseline at week 15	-2.34 mm	-0.46 mm

MRI / CT

	Veligrotug (*n*=125)	Placebo (*n*=63)
Proptosis responder rate at week 15	48%	3%
Proptosis mean change from baseline at week 15	-2.07 mm	-0.36 mm

THRIVE-2 demonstrated both exophthalmometry and MRI / CT are reliable tools for measurement of proptosis, building on data from THRIVE

Source: Viridian THRIVE-2 week 15 topline data on file (interim topline database lock).
Study eye is defined as eye with greater proptosis at baseline, as measured by corresponding measurement modality (i.e., Hertel study eye for Hertel endpoints, and MRI / CT study eye for MRI / CT endpoints).
CT = computed tomography, mm = millimeter, MRI = magnetic resonance imaging.

64

VIRIDIAN

Veligrotug was generally well-tolerated, and 94% of veligrotug-treated patients completed their treatment course Veligrotug Placebo N=125 N=63 n (%) n (%) Participants with any treatment-emergent • Vast majority of TEAEs in 106 (85%) 43 (68%) adverse event (TEAE) both arms were mild 1 2 Participants with any serious AE (SAE) 3 (2%) 2 (3%) • Low treatment discontinuation rate ‒ 6% in veligrotug arm Participants with any treatment-related TEAE 79 (63%) 14 (22%) 1 2 1 (2%) Participants with any treatment-related SAE 1 (1%) Source: Viridian THRIVE-2 week 15 topline data on file (interim topline database lock). 1 3 SAEs in 3 participants: Grade 3 vertigo (related), Grade 2 arthralgia (unrelated), Grade 2 metabolic encephalopathy (unrelated); 2 65 2 SAEs in 2 participants: Grade 3 urticaria (related), Grade 3 fatigue (unrelated). AE = adverse event, SAE = serious adverse event, TEAE = treatment-emergent adverse event.

Veligrotug was generally well-tolerated, with a 9.6% placebo-adjusted rate of hearing impairment AEs Veligrotug Placebo AEs occurring at ≥10% frequency in either arm N=125 N=63 n (%) n (%) Muscle spasms 45 (36%) 4 (6%) Headache 18 (14%) 8 (13%) 1 Hearing impairment 16 (13%) 2 (3%) 1 Fatigue 15 (12%) 5 (8%) Diarrhea 14 (11%) 6 (10%) 1 Hyperglycaemia 13 (10%) 3 (5%) 1,2 Menstrual Disorders 16 / 48 (33%) 2 / 20 (10%) Source: Viridian THRIVE-2 week 15 topline data on file (interim topline database lock). 1 2 66 Terms aggregated utilizing methodology used by FDA for approved products for treatment of thyroid eye disease, Reported as percentage of menstruating women. AE = adverse event.

FcRn Non-Human Primate Data 67

VRDN-006 in vitro, multi-dose NHP PK and IgG reduction data v compared to efgartigimod pH-Dependent Binding Multi-Dose NHP Pharmacokinetics 5 4×10 Dose VRDN-006 1000 5 3×10 VRDN-006 (20 mg/kg, IV) Efgartigimod pH 6 Efgartigimod (20 mg/kg, IV) WT Fc Control 5 100 2×10 5 1×10 10 pH 7.4 0 1 0 5 10 15 20 25 Concentration (nM) Time (Days) Internal Target Occupancy Multi-Dose NHP Pharmacodynamics 6 150 3×10 Dose 6 2×10 100 VRDN-006 Efgartigimod 6 1×10 50 VRDN-006 (20 mg/kg, IV) WT Fc Control Efgartigimod (20 mg/kg, IV) Vehicle 0 0 0 5 10 15 20 25 Time (Days) Concentration (nM) Non-human primates (NHPs) were dosed with IV bolus of 20 mg/kg VRDN-006, 20 mg/kg efgartigimod (internally generated benchmark), or buffer vehicle every 4 days for 4 doses. 68 Source: Viridian data on file. IgG = Immunoglobulin G, IV = intravenous, NHP = non-human primate, PK = pharmacokinetics, WT Fc = wild type neonatal fragment. 0.0001 0.001 0.01 0.1 1 10 100 1000 0.01 0.1 1 10 100 1000 10000 Mean Flourescence Intensity Mean Flourescence Intensity IgG Response (%) Serum Concentration [μg/mL]

v VRDN-006 spares albumin and LDL in multi-dose NHP study VRDN-006 Spares Albumin VRDN-006 Spares LDL 150 200 Dose Dose 150 100 100 VRDN-006 (20 mg/kg, IV) 50 Efgartigimod (20 mg/kg, IV) VRDN-006 (20 mg/kg, IV) Vehicle 50 Efgartigimod (20 mg/kg, IV) Vehicle 0 0 0 5 10 15 20 25 0 5 10 15 20 25 Time (Days) Time (Days) Non-human primates (NHPs) were dosed with IV bolus of 20 mg/kg VRDN-006, 20 mg/kg efgartigimod (internally generated benchmark), or buffer vehicle every 4 days for 4 doses. 69 Source: Viridian data on file. CFB = change from baseline, IV = intravenous, LDL = low-density lipoprotein, NHP = non-human primate. CFB Concentrations (%) CFB Concentrations (%)

A single dose of VRDN-008 demonstrated a longer half-life, v deeper and more sustained reduction of IgG vs. efgartigimod VRDN-008 Showed ~3x Longer Half-life VRDN-008 Showed ~20% Deeper and More Head-to-Head vs. Efgartigimod in NHPs Sustained IgG Reduction Head-to-Head vs. Efgartigimod in NHPs 10000 150 VRDN-008 (60 mg/kg, IV) Efgartigimod (48.5 mg/kg, IV) 125 100 100 75 1 50 VRDN-008 (60 mg/kg, IV) Efgartigimod levels were Efgartigimod (48.5 mg/kg, IV) 25 BLQ at Days 35 and 42 Vehicle 0 0.01 0 7 14 21 28 35 42 0 7 14 21 28 35 42 Time (Days) Time (Days) Non-human primates (NHPs) were given equimolar doses of 60 mg/kg VRDN-008, 48.5 mg/kg efgartigimod (internally generated benchmark), or buffer vehicle - all via IV bolus. 70 Source: Viridian data on file. BLQ = below limit of quantification, IgG = Immunoglobulin G, IV = intravenous, NHP = non-human primate. Concentration (μg/ml) IgG Concentration Mean % Change from Baseline

v A single dose of VRDN-008 spares albumin and LDL in NHPs VRDN-008 Spares Albumin VRDN-008 Spares LDL 125 150 100 100 VRDN-008 (60 mg/kg, IV) 75 VRDN-008 (60 mg/kg, IV) Efgartigimod (48.5 mg/kg, IV) Efgartigimod (48.5 mg/kg, IV) Vehicle Vehicle 50 50 0 7 14 21 28 35 42 0 7 14 21 28 35 42 Time (Days) Time (Days) Non-human primates (NHPs) were given equimolar doses of 60 mg/kg VRDN-008, 48.5 mg/kg efgartigimod (internally generated benchmark), or buffer vehicle - all via IV bolus. 71 Source: Viridian data on file. IV = intravenous, LDL = low-density lipoprotein, NHPs = non-human primates. Albumin Concentration Mean % Change from Baseline LDL Concentration Mean % Change from Baseline